Exhibit 99.1


                                             CONTACT:  Paul D. Baker
                                                       Comverse Technology, Inc.
                                                       170 Crossways Park Drive
                                                       Woodbury, New York 11797
                                                       (516) 677-7226


COMVERSE TECHNOLOGY FIRST QUARTER FISCAL 2004 RESULTS: SALES OF $221,395,000, UP
         23% YEAR-OVER-YEAR; GAAP EARNINGS PER DILUTED SHARE OF $0.03,
                  PRO FORMA EARNINGS PER DILUTED SHARE OF $0.05


WOODBURY, NY, June 2, 2004 -- Comverse Technology, Inc. (NASDAQ: CMVT) announced sales of $221,395,000 for the first quarter of fiscal year 2004, ended April 30, 2004, an increase of 22.6% compared to sales of $180,552,000 for the first quarter of fiscal year 2003, ended April 30, 2003. Net income on a generally accepted accounting principles ("GAAP") basis for the first quarter of fiscal 2004 was $7,001,000, ($0.03 per diluted share) compared to a net loss of $5,819,000 ($0.03 per share) for the first quarter of fiscal 2003. Net income on a pro forma basis was $10,607,000 ($0.05 per diluted share) in the first quarter of fiscal 2004 compared to a pro forma net loss of $7,585,000 ($0.04 per share) in the first quarter of fiscal 2003. A reconciliation between results on a GAAP basis and results on a pro forma basis is provided in a table immediately following the Pro Forma Consolidated Statements of Operations.

Kobi Alexander, Chairman and CEO of Comverse Technology, stated, "Each of our three major operating units achieved profitability as well as sequential and year-over-year revenue growth in the first quarter. Comverse, our network systems division, saw strength in its products that enable call answering, messaging and other wireless data applications, and real-time prepaid billing. Our Verint Systems division achieved growth, due to continued expansion in its activities providing actionable intelligence for security and surveillance, and business intelligence applications. Our Ulticom division grew as demand strengthened for its service enabling software, particularly in support of prepaid billing for wireless voice and data services."

The Company ended the quarter with cash and cash equivalents, bank time deposits and short-term investments of $2,146,673,000, working capital of $2,115,810,000, total assets of $2,712,654,000 and stockholders' equity of $1,701,650,000.

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
COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 2, 2004
Page Two


Financial highlights at and for the three month periods ended April 30, 2004 and prior year comparisons are as follows:

------------------------------------------------------------------------------------------------------------------------------

               CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
                      (In thousands, except per share data)
------------------------------------------------------------------------------------------------------------------------------
                                                                                            Three Months Ended
                                                                                                (unaudited)
                                                                             -------------------------------------------------
                                                                                     April 30,                April 30,
                                                                                       2003                     2004
---------------------------------------------------------------------------- ------------------------- -----------------------
Sales                                                                                      $ 180,552               $ 221,395
---------------------------------------------------------------------------- ------------------------- -----------------------
Cost of sales                                                                                 80,373                  89,592
---------------------------------------------------------------------------- ------------------------- -----------------------
Research and development, net                                                                 54,488                  55,542
---------------------------------------------------------------------------- ------------------------- -----------------------
Selling, general and administrative                                                           62,072                  68,495
---------------------------------------------------------------------------- ------------------------- -----------------------
In-process research and development and other acquisition-related charges                          -                   4,635
---------------------------------------------------------------------------- ------------------------- -----------------------
Workforce reduction, restructuring and impairment charges                                          -                     698
---------------------------------------------------------------------------- ------------------------- -----------------------
Income (loss) from operations                                                               (16,381)                   2,433
---------------------------------------------------------------------------- ------------------------- -----------------------
Interest and other income, net                                                                13,336                   7,645
---------------------------------------------------------------------------- ------------------------- -----------------------
Income (loss) before income tax provision, minority interest and equity
in the earnings (losses) of affiliates                                                       (3,045)                  10,078
---------------------------------------------------------------------------- ------------------------- -----------------------
Income tax provision                                                                           1,980                   1,492
---------------------------------------------------------------------------- ------------------------- -----------------------
Minority interest and equity in the earnings (losses) of affiliates                            (794)                 (1,585)
---------------------------------------------------------------------------- ------------------------- -----------------------
Net income (loss)                                                                          $ (5,819)                 $ 7,001
---------------------------------------------------------------------------- ------------------------- -----------------------

---------------------------------------------------------------------------- ------------------------- -----------------------
Earnings (loss) per share:
---------------------------------------------------------------------------- ------------------------- -----------------------
Diluted                                                                                     $ (0.03)                  $ 0.03
---------------------------------------------------------------------------- ------------------------- -----------------------
Basic                                                                                       $ (0.03)                  $ 0.04
---------------------------------------------------------------------------- ------------------------- -----------------------

---------------------------------------------------------------------------- ------------------------- -----------------------
Weighted average shares:
---------------------------------------------------------------------------- ------------------------- -----------------------
Diluted                                                                                      188,094                 201,776
---------------------------------------------------------------------------- ------------------------- -----------------------
Basic                                                                                        188,094                 194,797
---------------------------------------------------------------------------- ------------------------- -----------------------

Comverse Technology provides pro forma net income (loss) and pro forma earnings
(loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

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COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 2, 2004
Page Three

--------------------------------------------------------------------------------------------------------------------------------

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Three Months Ended
                                                                                                (unaudited)
                                                                             ---------------------------------------------------
                                                                                      April 30,                 April 30,
                                                                                        2003                      2004
---------------------------------------------------------------------------- -------------------------- ------------------------
Sales                                                                                       $ 180,552                $ 221,395
---------------------------------------------------------------------------- -------------------------- ------------------------
Cost of sales                                                                                  80,373                   89,437
---------------------------------------------------------------------------- -------------------------- ------------------------
Research and development, net                                                                  54,488                   55,542
---------------------------------------------------------------------------- -------------------------- ------------------------
Selling, general and administrative                                                            62,072                   67,729
---------------------------------------------------------------------------- -------------------------- ------------------------
Income (loss) from operations                                                                (16,381)                    8,687
---------------------------------------------------------------------------- -------------------------- ------------------------
Interest and other income, net                                                                 11,570                    7,401
---------------------------------------------------------------------------- -------------------------- ------------------------
Income (loss) before income tax provision, minority interest and equity
in the earnings (losses) of affiliates                                                        (4,811)                   16,088
---------------------------------------------------------------------------- -------------------------- ------------------------
Income tax provision                                                                            1,980                    2,139
---------------------------------------------------------------------------- -------------------------- ------------------------
Minority interest and equity in the earnings (losses) of affiliates                             (794)                  (3,342)
---------------------------------------------------------------------------- -------------------------- ------------------------
Pro forma net income (loss)                                                                 $ (7,585)                 $ 10,607
---------------------------------------------------------------------------- -------------------------- ------------------------

---------------------------------------------------------------------------- -------------------------- ------------------------
Pro forma earnings (loss) per share:
---------------------------------------------------------------------------- -------------------------- ------------------------
Diluted                                                                                      $ (0.04)                   $ 0.05
---------------------------------------------------------------------------- -------------------------- ------------------------
Basic                                                                                        $ (0.04)                   $ 0.05
---------------------------------------------------------------------------- -------------------------- ------------------------

---------------------------------------------------------------------------- -------------------------- ------------------------
Weighted average shares:
---------------------------------------------------------------------------- -------------------------- ------------------------
Diluted                                                                                       188,094                  201,776
---------------------------------------------------------------------------- -------------------------- ------------------------
Basic                                                                                         188,094                  194,797
--------------------------------------------------------------------------------------------------------------------------------

RECONCILIATION OF GAAP BASIS NET INCOME (LOSS) TO PRO FORMA BASIS NET INCOME (LOSS):

--------------------------------------------------------------------------------------------------------------------------------
GAAP basis net income (loss)                                                                 $ (5,819)                  $ 7,001
---------------------------------------------------------------------------- -------------------------- ------------------------
Adjustments:
---------------------------------------------------------------------------- -------------------------- ------------------------
Amortization of acquisition-related intangibles                                                      -                      490
---------------------------------------------------------------------------- -------------------------- ------------------------
Amortization of deferred stock-based compensation                                                    -                      431
---------------------------------------------------------------------------- -------------------------- ------------------------
In-process research and development and other acquisition-related charges                            -                    4,635
---------------------------------------------------------------------------- -------------------------- ------------------------
Workforce reduction, restructuring and impairment charges                                            -                      698
---------------------------------------------------------------------------- -------------------------- ------------------------
Write-down of investments                                                                        1,043                        -
---------------------------------------------------------------------------- -------------------------- ------------------------
Gain on extinguishment of debt                                                                 (2,809)                    (244)
---------------------------------------------------------------------------- -------------------------- ------------------------
Income tax provision                                                                                 -                    (647)
---------------------------------------------------------------------------- -------------------------- ------------------------
Minority interest effect of GAAP to pro forma basis adjustments                                      -                  (1,757)
---------------------------------------------------------------------------- -------------------------- ------------------------

---------------------------------------------------------------------------- -------------------------- ------------------------
Pro forma basis net income (loss)                                                            $ (7,585)                 $ 10,607
---------------------------------------------------------------------------- -------------------------- ------------------------

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COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 2, 2004
Page Four

---------------------------------------------------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
                                 (In thousands)

 Balance Sheet Data:
---------------------------------------------------------------------------------------------------------------------------

                                                                   --------------------------------------------------------
                                                                          January 31,                    April 30,
ASSETS                                                                        2004                   2004 (unaudited)
------                                                             ---------------------------- ---------------------------
---------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
---------------------------------------------------------------------------------------------------------------------------
     Cash and cash equivalents                                                    $ 1,530,995                 $ 1,771,809
------------------------------------------------------------------ ---------------------------- ---------------------------
     Bank time deposits and short-term investments                                    667,504                     374,864
------------------------------------------------------------------ ---------------------------- ---------------------------
     Accounts receivable, net                                                         158,236                     162,096
------------------------------------------------------------------ ---------------------------- ---------------------------
     Inventories                                                                       54,751                      53,735
------------------------------------------------------------------ ---------------------------- ---------------------------
     Prepaid expenses and other current assets                                         50,798                      59,353
------------------------------------------------------------------ ---------------------------- ---------------------------
TOTAL CURRENT ASSETS                                                                2,462,284                   2,421,857
------------------------------------------------------------------ ---------------------------- ---------------------------
PROPERTY AND EQUIPMENT, net                                                           125,023                     119,896
------------------------------------------------------------------ ---------------------------- ---------------------------
OTHER ASSETS                                                                          140,735                     170,901
------------------------------------------------------------------ ---------------------------- ---------------------------

------------------------------------------------------------------ ---------------------------- ---------------------------
TOTAL ASSETS                                                                      $ 2,728,042                 $ 2,712,654
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

---------------------------------------------------------------------------------------------------------------------------
CURRENT LIABILITIES:
---------------------------------------------------------------------------------------------------------------------------
     Accounts payable and accrued expenses                                          $ 229,296                   $ 226,526
------------------------------------------------------------------ ---------------------------- ---------------------------
     Bank loans and other debt                                                          2,649                       8,864
------------------------------------------------------------------ ---------------------------- ---------------------------
     Advance payments from customers                                                   89,062                      70,657
------------------------------------------------------------------ ---------------------------- ---------------------------
TOTAL CURRENT LIABILITIES                                                             321,007                     306,047
------------------------------------------------------------------ ---------------------------- ---------------------------
CONVERTIBLE DEBT                                                                      544,723                     514,228
------------------------------------------------------------------ ---------------------------- ---------------------------
OTHER LIABILITIES                                                                      28,288                      19,178
------------------------------------------------------------------ ---------------------------- ---------------------------
TOTAL LIABILITIES                                                                     894,018                     839,453
------------------------------------------------------------------ ---------------------------- ---------------------------
MINORITY INTEREST                                                                     161,478                     171,551
------------------------------------------------------------------ ---------------------------- ---------------------------
STOCKHOLDERS' EQUITY                                                                1,672,546                   1,701,650
------------------------------------------------------------------ ---------------------------- ---------------------------
TOTAL LIABILITIES AND
   STOCKHOLDERS' EQUITY                                                           $ 2,728,042                 $ 2,712,654
------------------------------------------------------------------ ---------------------------- ---------------------------

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COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 2, 2004
Page Five


CONFERENCE CALL INFORMATION

A conference call to discuss the company's results will be conducted Wednesday, June 2, 2004, at 5:30 pm EDT. Participants should dial 706-643-1670. A replay will be available for seven days at 706-645-9291, access code 7544530. A live webcast can be accessed at cmvt.com. The webcast will be available for replay for seven days.

ABOUT COMVERSE TECHNOLOGY, INC.

Comverse Technology, Inc. (NASDAQ: CMVT) is the world's leading provider of software and systems enabling network-based multimedia enhanced communications services. More than 400 wireless and wireline telecommunications network operators, in more than 100 countries, have selected Comverse's enhanced services systems and software, which enable the provision of revenue-generating value-added services including call answering with one-touch call return, short messaging services, IP-based unified messaging (voice, fax, and email in a single mailbox), 2.5G/3G multimedia messaging (MMS), wireless instant messaging, wireless information and entertainment services, voice-controlled dialing, messaging and browsing, prepaid wireless services, and additional personal communication services. Other Comverse Technology business units include: Verint Systems (NASDAQ: VRNT), a leading provider of analytic solutions for communications interception, digital video security and surveillance, and enterprise business intelligence; and Ulticom (NASDAQ: ULCM), a leading provider of service enabling network software for wireless, wireline, and Internet communications. Comverse Technology is an S&P 500 and NASDAQ-100 Index company. For additional information, visit the Comverse Technology web site at www.cmvt.com.

Note: This release may contain "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: changes in the demand for the company's products; changes in capital spending among the company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the company or its competition; risks associated with rapidly changing technology and the ability of the company to introduce new products on a timely and cost-effective basis; risks associated with changes in the competitive or regulatory environment in which the company operates; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the


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COMVERSE TECHNOLOGY FIRST QUARTER RESULTS
June 2, 2004
Page Six


Securities and Exchange Commission. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of the company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. These documents are available through the company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


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